Regal Beloit Corporation Investor & Analyst Day 2012 December 4, 2012

Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; unanticipated costs or expenses we may incur related to product warranty issues; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on February 29, 2012 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward- looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. p 2

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). We also disclose adjusted diluted earnings per share (EPS), adjusted gross profit, adjusted gross profit as a percentage of net sales, adjusted income from operations, free cash flow and free cash flow as a percentage of net income attributable to Regal Beloit Corporation (collectively, “non-GAAP financial measures”). We use these measures in our internal performance reporting and for reports to the Board of Directors. We also periodically disclose certain of these measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events. We believe that these non-GAAP financial measures are useful measures for providing investors with additional insight into our operating performance. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. These non-GAAP financial measures exclude the effects of certain items that are not comparable from one period to the next. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment. p 3

Agenda Registration / Breakfast 8:00 – 8:30am Introductions and 2012 Highlights – Mark Gliebe 8:30 – 8:45am Financial Presentation – Chuck Hinrichs 8:45 – 9:00am Global C&I – Mike Wickiser 9:00 – 9:30am Global HVAC and Refrigeration – Paul Goldman 9:30 – 10:00am Break 10:00 – 10:15am Global Mechanical – Duke Sims 10:15 – 10:40am Operations Update – Scott Brown 10:40 – 11:10am Simplification – Jon Schlemmer 11:10 – 11:30am Summary / Q&A – Mark Gliebe 11:30 – 12:00pm Lunch 12:00 – 12:30pm p 4

Regal Beloit Corporation Investor & Analyst Day 2012 December 4, 2012 Mark J. Gliebe Chairman Chief Executive Officer Introductions and 2012 Highlights

Brand Video p 6

Regal Brand Launch p 7

Regal Brand Regal Headquarters, Beloit, WI p 8

Regal Taicang, China – From the Outside Regal Brand p 9

Regal Taicang, China – From the Inside Regal Brand p 10

Regal Baoshan, China – From the Outside Regal Brand p 11

Regal Baoshan, China – From the Inside Regal Brand p 12

Regal Tipp City – From the Outside Regal Brand p 13

Regal Tipp City– From the Inside Regal Brand p 14

Regal Brand Regal Indianapolis Distribution – From the Outside p 15

Regal Brand Regal Indianapolis Distribution – From the Inside p 16

Regal Brand Regal Fleet p 17

Regal Brand Regal at a Tradeshow in China p 18

And we’re making these bold moves with the confidence to stand out. Confidence that comes with years of industry leadership experience and a history of strong performance. Bold. This is the New Regal Our new agility makes it easier for us to respond to global customers, move into high-growth markets, and to innovate. Dynamic. We’re simplifying our image and streamlining our product brands, so we can work more efficiently, more flexibly and more cost-effectively. Simple. Regal Brand p 19

2012 Highlights p 20

2012 Highlights Record Sales ($B) Record Earnings** ($M) Record Performance p 21 *2012 Estimated Sales and Adjusted Net Income. ** Adjusted Net Income. See Non-GAAP Reconciliations in Appendix.

2012 Highlights Launched a Record Number of New Products p 22

2012 Highlights Opened a New Hermetic Motor Plant in Taicang p 23

2012 Highlights Opened a New Generator Plant in Baoshan p 24

2012 Highlights Started Construction of a New Motor Plant in Wuxi p 25

Started Construction of the Unico Expansion 2012 Highlights p 26

Opened a New Distribution Center in Indianapolis 2012 Highlights p 27

2012 Highlights  Closed and Consolidated 4 Manufacturing Facilities  Closed and Consolidated 6 Warehouses  Rationalized 120 Suppliers  Eliminated 20 Legal Entities  Converted 3 ERP Systems p 28

2012 Highlights Closed Four Bolt On Acquisitions p 29

2012 Highlights Integrated the Largest Acquisition in our History p 30

p 31

Regal Beloit Corporation Investor & Analyst Day 2012 December 4, 2012 Charles A. Hinrichs Vice President Chief Financial Officer Financial Presentation

 Strong Growth Record of Sales and Profitability  Favorable Comparisons to Peer Groups  Focus on Free Cash Flow  Quarterly Sales Breakdown  Change in Future Reporting of Operating Metrics  Outlook for 4Q 2012 Financial Presentation Agenda p 33

Strong Record of Sales Growth Sales Growth Driven by Acquisitions and Organic Growth * 2012 Estimated Sales. ($ M) p 34

Steady improvement in Operating Profit following 2008-2009 Recession Strong Growth Record of Profitability * 2012 E is Estimated Adjusted Operating Profit. 2011 is Adjusted Operating Profit. See non-GAAP reconciliations in Appendix. 2007-2010 data is actual GAAP Operating Profit. Operating Profit ($ M) p 35

Strong Growth Record of Earnings and Dividends * 2012 E is Estimated Adjusted EPS. 2011 is Adjusted EPS. See non-GAAP reconciliations in Appendix. 2006-2010 data is actual GAAP EPS. 52 Year Record of Quarterly Dividends p 36

Favorable Comparisons to Peer Group (1) Peer Group Consists of 46 U.S. Based Industrial Manufacturers. Regal’s Sales Growth Has Consistently Outperformed the Peer Group % Sales Growth p 37

Total Shareholder Return Seven Year History Performance Consistent With Best in Class Industrials (1) Best In Class Industrials includes Ametek, Inc., Danaher Corporation, Emerson Electric Co., Roper Industries, Inc. and Idex Corporation. C u mu lativ e S h ar e h o ld er R e tur n 138.1% Regal 123.4% Best in Class Industrials1 17.2% S&P 500 10/1/05 9/30/06 9/30/07 9/30/08 9/30/09 9/30/10 9/30/11 9/30/12 p 38

Financial Performance Profile 2007 – 2011 Sales CAGR Performance Consistent With Best In Class Industrials Source: Capital IQ and Bloomberg Notes: CAGR represents cumulative annual growth rate for the 2007 – 2011 calendar periods. Free cash flow as a percentage of net income is defined as cash flow from operations less capital expenditures divided by net income. 2007 – 2011 Free Cash Flow / NI p 39

Focus on Free Cash Flow ($ M) 8-Year Average FCF % of Net Income 125% 8-Year Free Cash Flow Performance * 2012 E is Estimated Free Cash Flow. See non-GAAP reconciliations in Appendix. p 40

2004 2005 2006 2007 2008 2009 2010 2011 2012 Current Debt/Cap at 32.8% Debt / LTM EBITDA at 1.9x Strong Free Cash Flow Used for Debt Reduction Effective Use of the Balance Sheet to Drive Growth p 41

Typical Sales Breakdown by Quarter Quarterly Sales are Balanced but 4th Quarter is Lowest p 42

 Prior Reporting of Sales Statistics Reflected the Legacy Regal Businesses.  Starting in 4th Quarter 2012, Reporting of Sales Statistics will Reflect the Integration of the EPC Businesses. The Reporting Statistics will Continue to be the Change in Sales as Compared to the Prior Year Period. – North American Residential HVAC Sales – North American Commercial & Industrial Sales Changes in Future Reporting of Sales Statistics p 43

 4th Quarter 2012 EPS Guidance – GAAP EPS of $0.58 to $0.66 – Adjusted EPS of $0.67 to $0.75, Excluding $0.09 EPS of Restructuring Expenses  We Are Confirming the Guidance Range for Our 4th Quarter 2012 EPS – Operating Profit at Low End of Our Earlier Estimates – ETR ~14% vs 26% 4th Quarter 2012 EPS Guidance Operating Shortfall Offset by Improvement in Tax Rate p 44

 Strong Record of Growth in Sales and Profitability  Favorable Comparisons to Peer Groups  Focus on Free Cash Flow  Confirming Fourth Quarter Guidance Summary of Financial Presentation p 45

p 46

December 4, 2012 Michael R. Wickiser Sr. Vice President Commercial & Industrial Motors and Generators Regal Beloit Corporation Investor & Analyst Day 2012 Commercial & Industrial

Commercial and Industrial Motors and Generators Key Messages  Global C&I Overview  Growth Progress – 2012 and 2013  Impact of New Efficiency Regulations  New Products to Drive Growth p 48

Commercial and Industrial Motors and Generators Product Portfolio Power Generation Broad Portfolio of Custom and General Purpose Products Power Conversion p 49

Fractional Integral Large Commercial & Industrial Motors and Generators Motor Sales By Size Broad Product Range to Satisfy Customer Needs p 50

Commercial and Industrial Motors and Generators Applications Served 2013 Expectations Diverse Applications – Positive Outlook Commercial HVAC Pump Machinery Power Generation Distribution Other Customer Feedback Regal Forecast Commercial HVAC Pump Machinery Power Gen Distribution p 51

EMEA India Australia China Commercial and Industrial Motors and Generators 2012 Revenues by Geography Asia Recovery with Moderate Growth in ROW Americas EMEA India Australia China 2013 Expectations Regal Forecast Americas p 52

North America C&I Growth History Q3 Q4 2009 Q1 Q2 Q3 Q4 2010 Q1 Q2 Q3 Q4 2011 Q1 Q2 Q3 2012  10 Quarters of Improved Sales  Q3 Impact – Tough Comparisons to 2011 – Slowing Demand Across Most Segments P e rce n t p 53

China Australia India EMEA USA Canada Mexico Commercial & Industrial Motors and Generators Manufacturing Production by Region 2012 Focus on Cost Improvements to Increase Margins  Plant Consolidation  Platform Simplification  Parts Production  Product Moves to LCR  Labor Productivity  Quality Improvements Cost Improvement p 54

High Efficiency Motor Sales 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 Huada Dutchi Rotor CMG US NEMA Premium Canada NEMA Premium Small Motor EISA Exp Europe IE3 Energy Efficiency Legislation Providing Tailwind for Growth p 55

EISA Integral – Already in Place EISA Expansion Rule – Effective December 2015 – $45 Million Revenue Affected Small Motor Rule – Effective March 2015 – $15 Million Revenue Affected Under Analysis – DOE Now Analyzing 2015 North American Motor Efficiency Regulations Regal Sales p 56

New Products  Second Generation VGreen for Smaller Pools  Significantly More Efficient Operation  Drop-in Replacement for Existing Pool Motors p 57

New Products  Higher Output Product Line Extension  Expanded Ratings for Larger Vessels  Used to Supply Offshore Oil Rigs Generator p 58

New Products  Expanded North American Ratings to 1,250hp  Components from LCR, Assembly and Test in USA Large Frame IEC Motors p 59

New Products for Growth  Roller Table Motors  Supplied to Steel Mills in USA and India  More than 1,200 Motors Sold to Date Motors in Steel Mill Steel Mill Motors p 60

New Products  IEC High Efficiency IE3  China Government Incentives to Promote Adoption  Europe Legislation Effective 2015  One Global Platform p 61

New Products  High Power Generator for Growth  Jointly Developed in China and North America  Supports China Market p 62

New Products  Home Guard Residential Transfer Switch  New Power Contactor Mechanisms – High Reliability p 63

New Products  Unico Patented Linear Rod Pump  High Efficiency Motors and Gearboxes Motor Gearbox p 64

C&I Business Outlook  Uncertain US Economy  European Recession  Synergy Savings  Simplification  China Recovery  Energy Regulations  New Products  Sandy Effect  Adoption of Energy Regs  Oil and Gas Potential Headwinds Potential Tailwinds p 65

p 66

Regal Beloit Corporation Investor & Analyst Day 2012 December 4, 2012 Paul Goldman Vice President HVAC Global HVAC and Refrigeration

Key Messages  Diverse Applications and Product Offering  HVACR Overview  North American Business Overview  Efficiency trends  End market dynamics  Innovative Products p 68

Diversity of HVACR Applications Space Conditioning Water Heating Refrigeration Comprehensive Industry Expertise p 69

High Efficiency HVACR Products Comfort Combustion Refrigeration Highly Engineered Products p 70

Global HVACR Channel Sales by Geography OEM Aftermarket North America Asia Europe p 71

Efficiency Standards update  Lawsuit Filed by American Public Gas Association  DOE in Settlement Talks to Resolve Conflicts  Energy Star Requirements Continue to Increase High Efficiency Motor Requirements  Pending Furnace Fan Standard Requires Higher Efficiency Motors  New Europe Fan Efficiency Standard Requires Higher Efficiency Motors Push for Energy Efficiency Likely to Continue Furnace efficiency increase 2013 AC efficiency increase 2015 p 72

R22 “Dryship” Update

Background

- EPA Regulates R22 Consumption
- Refrigerant phase out 2020
- AC Phase Out in 2010
- OEMs Utilize Loophole in 2010

R22 Units *



(Million units)
1.5
1
0.5
0
'10
'11
'12
'13
'14

2012 Industry Mix



R 22
22%
78%
R 410A

Impact On Regal

- No Longer a YOY Negative Impact
- Shift Back to R410a Provides Opportunity for Greater Regal Content
- Tailwind Over Next Several Years

* Sources: AHRI, HARDI, Management estimates

p 73

Resi HVAC Indicators * Sources: Census Bureau, NEMA Regal Impact  Increasing Sales of Existing Homes Improves System Replacement Sales  Potential Release of Pent-up Demand Still out There Housing Starts * (Million units, SAAR)  Consumer Confidence Up  Housing Prices Plateau  Mortgage Rates Low  Home Inventory Down  Builder Permits Up Indicators Steady Residential HVAC Growth Expected p 74

Innovation for Performance and Cost Performance Leadership  Efficiency  Reliability  Ease of Use Operational Leadership  Cost  Quality  Delivery EON Addressing Customer Needs Standard p 75

Resi HVAC Performance Airflow Leadership Before Now Standard Blower p 76

Resi HVAC Cost  6th Major ECM Platform  Latest Technology  Smaller size  Lower weight  Best Value Delivering Customer Value p 77

New Product growth Noise Efficiency Bath Vent Fan Commercial Refrigeration 50% Reduction 50% Improvement p 78

Premix Segment Opportunities Gas Premix Blower  US Commercial Boiler Segment Growing Due to Emissions Regulations  Europe Residential Heating Already Using Hydronics Commercial Boiler Provides New Growth Opportunity  Attractive, New Growth Segment  Launched New Product Family in 2012  Existing Customers in Boiler Segment  Great ECM / Air Moving Synergies Segment Dynamics Regal View p 79

Aftermarket - Retrofit Evergreen Brand Products * Sources: Management estimates Results  Dedicated Team on Opportunities  Multigenerational Product Development  New Sustainable Business Model Motors Installed Base * Approach  Combined 3 Sales Teams  Deep And Broad Selling Talent  Smart / Specific Retrofit Products Residential Commercial Government (Millions Units) Replacing Low Efficiency Infrastructure (Cumulative) p 80

HVACR Business Outlook Potential Headwinds  Cautious Customers  Regional Standards Delay  Competitive Dynamics Potential Tailwinds  Housing Recovery  R22 no Longer a Drag  Energy Efficiency Retrofits  Long Term High Efficiency Trends  Release of Pent Up Demand p 81

p 82

Regal Beloit Corporation Investor & Analyst Day 2012 December 4, 2012 Global Mechanical Group Duke Sims Vice President Mechanical Group

$23.6 $37.5 1 2 $201 $295 1 2 Financial Performance Profitable Business Sales ($ M) Operating Profit ($ M) 2006 Q3 2012 (LTM) 2006 11.7%* Q3 2012 (LTM) 12.7%* *Percentage of Sales p 84

Electrical Power Distribution Power Transmission Broad Portfolio of Custom and General Industrial Products Product Portfolio Specialty Products p 85

Power Transmission Applications Applications Served 2013 Expectations Industrial Machinery & Material Handling Oil & Gas Recreation Const & Allied Equip Electrical Power & Control Distribution Food/Beverage & Packaging Power Generation Agriculture Industrial Machinery & Handling Food/Beverage & Packaging Oil & Gas Electrical Power & Control Distribution Construction & Allied Equipment Industry Feedback Regal Forecast p 86

Sales Overview OEM End User Distribution Sales Area of World Channel of Distribution Europe Canada Mexico ROW USA p 87

Brand Portfolio p 88

2008 2009 2010 2011 2012 E New Product Sales $(MM ) New Products Driving Growth 1 3 10 10 14 2008 2009 2010 2011 2012 $44 $46 $76 $85 $86 $(M) New Products Launched Products Introduced Last 3 Years p 89

Growth Catalysts  Expand New Product Sales  Finalize Simplification of Design Platforms  Sell System Solutions  Continue Focus on Custom Product Sales p 90

New Product Launches in 2012 Construction & Allied Equipment Agriculture Recreation  Industrial Machinery & Material Handling    Oil & Gas  Food/Beverage & Packaging     High Efficiency p 91

New Product – HERATM  High-Efficiency Drop-In for Worm Gear Products  Four Models Replace 12 Worm Reducer Sizes Modular Design = Significant Inventory Reduction p 92

HERA-MAX Drive™ System  Interchangeable with Most Leading Brands  2X Torque Density  Half the Size, Half the Weight  40% Energy Savings p 93

Product Simplification – Mobile Equipment Pump Drive  Consolidated Multiple Design Platforms to One  Reduced Component Part Count by 74%  Only 96 Total Components Required to Build 11 Model Family  3 Weeks Leadtime Reduced to 5 Days Low Inventory Requirements = Distributor Friendly Product Pump Drive p 94

Product Simplification – Transfer Case  Common Components with Pump Drive  55% Fewer Parts  Shorter Lead Times Simplification Driving Growth Transfer Case p 95

Custom Product – Turning Gear  Accelerates/Decelerates Large Turbines  Packaged with Marathon Motor p 96

Systems Solution – Unico Pump System System Solutions Driving Growth Gearbox Gearbox p 97

Mechanical Business Outlook  Restructuring Benefits  Growth in Key Industrial Segments  Custom Product Solutions  Simplification Benefits  New Product Engine  European Economy  Mature Markets  Customers Slow to Adopt New Technology Potential Headwinds Potential Tailwinds p 98

p 99

Regal Beloit Corporation Investor & Analyst Day 2012 December 4, 2012 Operations Update Scott D. Brown Senior Vice President Manufacturing

Capital and Expense – As Presented 8/23/2011 Gross Synergy Run Rate - As Presented 8/23/2011 ($ M) ($ M) Plan to Exceed Synergy Savings Earlier Gross Synergy Run Rate – Current View Capital and Expense – Current View EPC Synergy Update p 101

EPC Restructuring Update Sourcing Touching > 65 Suppliers 85% Accomplished Logistics 45 Unique Projects Major Consolidations Complete Manufacturing 2 Plants Already Exited 2 Plants in Process Complete by Mid 2013 Savings By Year ($ M) p 102

North America Warehouse Restructuring Consolidating Central US Warehousing - 5  2  Lower Costs – 11% Headcount Reduction – 24% Lower Rent – 14% Footprint Reduction  Improved Service p 103

Juarez Manufacturing Restructuring  10 to 5 rooftops  27% Reduction ft2 (330K ft2)  25% Reduction Indirect/Salary Headcount  Focused Factories p 104

Advance Manufacturing Technology  75% Reduction in Cycle Time, Labor Costs, and Footprint  Six Sigma Quality Levels 0.00001” Precision p 105

China Relocations Generators Baoshan Q4 2012  Lean Layouts  Reduced Cycle Times  Improved Quality  Improved Work Environment  Positioned For Growth Hermetic Motors Taicang Q4 2012 IHP Motors Wuxi Q1 2014 p 106

China Relocations REGAL p 107

China Relocations Single Piece Flow p 108

China Relocations Manufacturing Cells p 109

China Relocations Visual Management p 110

Europe Operations  Formed One C&I Motor Business in Europe by Consolidating Operations and Support Staff  Merged 3 UK Sites into One  Exited Elco Spain Operation  Exited 5 Sites, ~25% SG&A Reduction p 111

Australia Operations  Moved Australia Motor Production to Thailand on Single Platform  Merged 3 Assembly Operations into One  Merged 3 Distribution Businesses into One  Exited 12 Sites, Eliminating 12 Legal Entities, 19% Headcount Reduction p 112

REGAL Lean Journey 2005 2010 2015 Building Culture Embedding Regal Culture Centralized LSS Org LSS Training & Projects 243 Blackbelts 1,874 Greenbelts 108 Lend Forwards 1,300 Kaizens 10,000 Participants 600,000 hours training Best Practices  Standards CI Driven From the Field p 113

Lean Best Practices U Shaped Cells p 114

Lean Best Practices Visual Control of WIP Inventory p 115

Lean Best Practices One Piece Flow Points Of Use Materials p 116

Lean Best Practices Manufacturing Cells p 117

Lean Best Practices Team Performance Boards p 118

Lean Best Practices QUALITY MATERIALS ENGINEERING MAINTENANCE SEQUENCE IN PROCESS CHANGEOVER Andons and Help Chains p 119

Lean Best Practices Visual Management p 120

Lean Best Practices BEFORE AFTER Total Productive Maintenance p 121

Lean Best Practices Standard Work p 122

High Energy Teams 13,000 Participants # of Kaizens p 123

Problem MTBF = 5,224 Minutes p 124

Kaizen Team p 125

The Variables Misalignment Belt Material Setup p 126

Solution Before After MTBF - Minutes p 127

Operations Recap  $38M EPC Synergy Savings  27 Less Rooftops  700K+ ft2 Reduction  Improved Service  New Lean China Plants  Accelerating Continuous Improvement More To Come….Simplification p 128

Regal Beloit Corporation Investor & Analyst Day 2012 December 4, 2012 Jonathan J. Schlemmer Chief Operating Officer Simplification

Synergies and Simplification $38M Synergies Simplification p 131

Simplification Initiative Reduction Targets ERPs Factories Warehouses Design Platforms Entities Suppliers Brands 2011 3 2 0 2 10 50 2 Next 3 Years ~ 6 ~ 6 ~ 10 ~ 8 ~ 20 ~ 500 ~ 10 Improve Margins, Easier to do Business 2012 3 4 6 2 20 120 2 p 132

Simplification Initiative Reduction Targets ERPs Factories Warehouses Design Platforms Entities Suppliers Brands 2011 3 2 0 2 10 50 2 Next 3 Years ~ 6 ~ 6 ~ 10 ~ 8 ~ 20 ~ 500 ~ 10 Improve Margins, Easier to do Business 2012 3 4 6 2 20 120 2 p 133

One Regal – Brand Simplification Unifies Employees with a Simple, Bold, Dynamic Corporate Brand  Presents One Face to the Customer, with Strong Global Product Brands p 134

One Regal – Brand Simplification One Unifying Corporate Brand Three Global Product Brands p 135

Simplification Initiative Reduction Targets ERPs Factories Warehouses Design Platforms Entities Suppliers Brands 2011 3 2 0 2 10 50 2 Next 3 Years ~ 6 ~ 6 ~ 10 ~ 8 ~ 20 ~ 500 ~ 10 Improve Margins, Easier to do Business 2012 3 4 6 2 20 120 2 p 136

 Creation of Strong Centralized Function  Tie with Overall Simplification Plan  Broader Use of E-Auctions Supplier Consolidation Direct Materials Suppliers Indirect MRO Suppliers  Streamline Indirect Organization  Increase Engagement with Key Distributors  Regionalized MRO Approach p 137

Supplier Example – Lead Wire  12 Suppliers Reduced to 6  Average Lead Time Reduced from 12 Days to 7  11.5% Material Cost Reduction  40% Freight Savings p 138

Simplification Initiative Reduction Targets ERPs Factories Warehouses Design Platforms Entities Suppliers Brands 2011 3 2 0 2 10 50 2 Next 3 Years ~ 6 ~ 6 ~ 10 ~ 8 ~ 20 ~ 500 ~ 10 Improve Margins, Easier to do Business 2012 3 4 6 2 20 120 2 p 139

Design Platforms – Worm Gears  6 Platforms to 2  Already Complete  Last Phase is Standardizing to 1 Platform  Over 300 Components Eliminated  Begin Equipment Installation in 2Q13, Complete by 4Q13 Enables Supply Chain Savings, Inventory & Asset Reduction p 140

Design Platforms – 56 Frame Motors  7 Platforms to 1  “Best of the Best” Strategy  Meet 2015 Efficiency Requirements  Begin Production by 3Q13 with Complete Phase Out Over 3 Years Enables Supply Chain Savings, Inventory & Asset Reduction p 141

Design Platforms – International IHP  Standardized Global IHP Platform  Premium Efficiency Level  One Platform for Asia, Europe, ROW  Phased Production from 2Q13 to 2Q14 Enables Supply Chain Savings, Inventory & Asset Reduction p 142

Simplification Initiative Reduction Targets ERPs Factories Warehouses Design Platforms Entities Suppliers Brands 2011 3 2 0 2 10 50 2 Next 3 Years ~ 6 ~ 6 ~ 10 ~ 8 ~ 20 ~ 500 ~ 10 Improve Margins, Easier to do Business 2012 3 4 6 2 20 120 2 p 143

Warehouses – What’s Next?  Consolidation in Other Regions  Consolidation Opportunity Across Businesses  In-sourcing by Utilizing Open Manufacturing Space Created by Lean Efforts p 144

Simplification Initiative Reduction Targets ERPs Factories Warehouses Design Platforms Entities Suppliers Brands 2011 3 2 0 2 10 50 2 Next 3 Years ~ 6 ~ 6 ~ 10 ~ 8 ~ 20 ~ 500 ~ 10 Improve Margins, Easier to do Business 2012 3 4 6 2 20 120 2 p 145

Manufacturing – What’s Next? Target Commercial & Industrial Motors 2 Fractional Motors 2 China Fractional HP Motors 1 China Industrial Motors 1 p 146

Simplification Initiative Reduction Targets ERPs Factories Warehouses Design Platforms Entities Suppliers Brands 2011 3 2 0 2 10 50 2 Next 3 Years ~ 6 ~ 6 ~ 10 ~ 8 ~ 20 ~ 500 ~ 10 Improve Margins, Easier to do Business 2012 3 4 6 2 20 120 2 p 147

ERP Consolidation % Sites (On Common ERP Platform) 9% 56% 76% 32% 63% 72% % Sales (On Common ERP Platform) p 148

What Does It All Mean? $38M Synergies Simplification Mid Teens Contributor p 149

Operating Profit Improvement 11.0% Mid Teens Management Assumptions: N America GDP 2.5%, Asia Recovery, Stabilized Commodities * Q3 2012 YTD adjusted operating margin p 150

2009 2010 2011 2012 2015 Continuing the Long Term Growth Trajectory $1,826 CAGR 14% As Presented at the 2010 RBC Analyst Day 2011 Actual and 2012 Current Estimate Revenue Projection Well On Our Way to Achieving Our Goal! p 152

Closing Thoughts  2012 a Record Year  Tremendous Operational Accomplishments  New Products Fueling Future Organic Growth  Energy Efficiency a Long Term Driver  Delivering on Synergies  Simplification Benefits Still to Come  End Markets Remain Uncertain p 153

Questions & Answers p 154

Fiscal Year Nine Months Ended 2011 September 29, 2012 GAAP Income form Operations 255.7$ 265.7$ EPC Purchase Accounting Adjustments and Acquisition Costs 41.3 - Incremental Warranty Accrual 12.6 - Gain on Divestiture (6.5) - Gain on Disposal of Real Estate - (1.30) Restructuring Costs 5.8 5.70 Adjusted Income from Operations 308.9$ 270.1$ Adjusted Income For Operations as a Percentage of Net Sales 11.0% 11.0% Fiscal Year 2011 GAAP Diluted Earnings Per Share 3.79$ EPC Purchase Accounting Adjustments and Acquisition Costs 0.73 Incremental Warranty Accrual 0.19 Gain on Divestiture (0.10) Restructuring Costs 0.10 Adjusted Diluted Earnings Per Share 4.71$ Appendix Non-GAAP Reconciliations Adjusted Diluted Earnings per Share Reconciliation Adjusted Income From Operations Reconciliation Dollars in Millions p 156

(Dollars in Millions) 2005 2006 2007 2008 2009 2010 2011 Cash Flow from Operation $112.2 $93.5 $200.6 $154.2 $314.9 $175.4 $265.3 Capital Expenditures (28.3) (52.5) (36.6) (52.2) (33.6) (45.0) (57.6) Free Cash Flow $83.9 $41.0 $164.0 $102.0 $281.3 $130.4 $207.7 Free Cash Flow Reconciliation Appendix Non-GAAP Reconciliations Fiscal Year 2011 GAAP Net Income Attributable to Regal Beloit Corporation 152.3$ EPC Purchase Accounting Adjustments and Acquisition Costs, after tax 29.0 Incremental Warranty Accrual, after tax 7.8 Gain on Divestiture, after tax (4.0) Restructuring Costs, after tax 4.0 Adjusted Net Income Attributable to Regal Beloit Corporation 189.1$ Adjusted Net Income Attributable to Regal Beloit Corporation Dollars in Millions p 157

Appendix Non-GAAP Reconciliations EBITDA Reconciliation Dollars in Millions 4Q 2011 1Q 2012 2Q 2012 3Q 2012 LTM Net Income $33.5 $48.7 $62.7 $54.3 199.2 Plus: Minority Interest 0.3 1.2 1.6 0.9 4.0 Plus: Taxes 14.7 17.8 28.2 17.9 78.6 Plus: Interest Expense 10.7 11.8 11.2 10.6 44.3 Less: Interest Income (0.6) (0.4) (0.4) (0.4) (1.8) Plus: Depreciation 18.4 20.1 21.3 20.9 80.7 Plus: Amortization 10.1 10.8 10.9 11.0 42.8 EBITDA $87.1 $110.0 $135.5 $115.2 $447.8 p 158

Full Year Full Year 2012 Est. 2012 Est. From To GAAP Diluted Earnings Per Share 4.52$ 4.60$ Restructuring Costs 0.18 0.18 Gain on Disposal of Real Estate (0.02) (0.02) Prior Year Tax Benefit (0.05) (0.05) Adjusted Diluted Earnings Per Share 4.63$ 4.71$ Full Year Full Year 2012 Est. 2012 Est. From To GAAP Income from Operations 309 314 Restructuring Costs 11$ 11$ Gain on Disposa of Real Estate (1)$ (1)$ Adjusted Income from Operations 319$ 324$ Appendix Non-GAAP Reconciliations Estimated Adjusted Diluted Earnings per Share Reconciliation Estimated Adjusted Income From Operations Reconciliation Management Estimates for Full Year 2012 Dollars in Millions p 159

Full Year Full Year 2012 Est. 2012 Est. From To 3 Q 2012 GAAP Net Income Attributable to Regal Beloit 190$ 193$ Restructuring Costs 8 8 Gain on Disposal of Real Estate (1) (1) Prior Year Tax Benefit (2) (2) Adjusted Diluted Earnings Per Share 195$ 198$ Appendix Non-GAAP Reconciliations Estimated Adjusted Net Income Dollars in Millions Management Estimates for Full Year 2012 p 160